Exhibit 99.1

Grid Dynamics Demonstrates Significant Business Momentum with Continued Revenue Growth, Increased Customer Demand, and Expanded Global Client Engagements

Key Takeaways:

●	The leading digital IT consulting provider recently reported its fourth consecutive quarter with record revenue and nearly doubled its annual revenue in 2021.

●	North America leads the growth with more than 80% of 2021 revenue.

●	Strong support from customers led to increased demand in March.

●	Continued expansion across geographic regions, including Mexico, Poland, Armenia, and the Balkans.

●	The recent opening of Grid Dynamics India gives the company a firm foothold in Asia.

●	The company is seeing continued, rapid expansion in the top four IT markets in Poland, and the office in Mexico is set to double its original size to support the business growth.

●	Total headcount increased by more than 10% globally since the beginning of 2022.

●	Management reaffirms outlook for Q1 2022 performance.

San Ramon, CA, March 28, 2022 – Grid Dynamics Holdings, Inc. (NASDAQ: GDYN) (Grid Dynamics), a leader in enterprise-level digital engineering services and solutions, today announced accelerated momentum and customer growth, demonstrating heightened demand for the company’s differentiated approach to building digital platforms, applications and deep expertise in technologies like AI, cloud, and data analytics.

With the world continuing to address the economic impact of the global pandemic and, more recently, the war in Ukraine, companies across multiple industry sectors face the ongoing challenge of rapidly scaling digital transformation initiatives to create enhanced customer experiences, streamline operations, and increase revenues. Grid Dynamics’ proven track record of successfully building and launching digital solutions, combined with its high-caliber engineering talent, the company continues to see existing customers expand their engagements while attracting new marquee logos to its rapidly growing roster of noteworthy clients.

Business Growth: Grid Dynamics nearly doubled its annual revenue in 2021, with record revenue growth for the fourth consecutive quarter, three times the same period the previous year. North America accounted for over eighty percent of the revenue, with EMEA at less than twenty percent and no revenue reported from Eastern Europe/CIS region.

The clients are showing robust support for continuing work with Grid Dynamics and the ongoing relief efforts in Ukraine. Seventy five percent of enterprise customers, which account for eighty percent of the revenues, have accelerated their growth in March 2022. To support the increased demand, the company opened operations in India and has added three new partners, including one of the leading IT services companies in the US. The company is also seeing continued, rapid expansion across Poland’s top four IT markets. In addition, Grid Dynamics Mexico is set to double its original size. The total headcount has already increased by more than ten percent from the beginning of the year.

Grid Dynamics’ rapid growth results from its leading position in the enterprise-level digital engineering services and solutions space. As a trusted standard for global brands through its relentless focus on customer success, exceptional reliability, and product innovation, the company helps clients quickly identify opportunities and deliver end-to-end digital transformation with deep expertise in next-generation technologies.

“Our customers continue to rely on us for our unwavering service and support in helping them overcome complex business and technology challenges,” said Leonard Livschitz, CEO of Grid Dynamics. “As we broaden our operations across Europe, Asia, and Latin America, we continue to attract top talent and deliver the services and capabilities Fortune 500 companies need to succeed with digital transformation. The continued growth we are seeing, even in difficult times, is a validation of the value we provide.”

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About Grid Dynamics

Grid Dynamics (Nasdaq: GDYN) is a digital-native technology services provider that accelerates growth and bolsters competitive advantage for Fortune 1000 companies. Grid Dynamics provides digital transformation consulting and implementation services in omnichannel customer experience, big data analytics, search, artificial intelligence, cloud migration, and application modernization. Grid Dynamics achieves high speed-to-market, quality, and efficiency by using technology accelerators, an agile delivery culture, and its pool of global engineering talent. Founded in 2006, Grid Dynamics is headquartered in Silicon Valley with offices across the US, UK, Netherlands, Mexico, and Central and Eastern Europe.

To learn more about Grid Dynamics, please visit www.griddynamics.com. Follow us on Facebook, Twitter, and LinkedIn.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts and involve risks and uncertainties that could cause actual results of Grid Dynamics to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include, without limitation, the quotations of management, the statement reaffirming guidance for Q1 2022 performance and statements concerning Grid Dynamics’s expectations with respect to future performance, particularly in light of the COVID-19 pandemic and the Russian invasion of Ukraine.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Grid Dynamics’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) Grid Dynamics has a relatively short operating history and operates in a rapidly evolving industry, which makes it difficult to evaluate future prospects and may increase the risk that it will not continue to be successful and may adversely impact our stock price; (ii) Grid Dynamics may be unable to effectively manage its growth or achieve anticipated growth, which could place significant strain on Grid Dynamics’ management personnel, systems and resources; (iii) Grid Dynamics’ revenues are highly dependent on a limited number of clients and industries that are affected by seasonal trends, and any decrease in demand for outsourced services in these industries may reduce Grid Dynamics’ revenues and adversely affect Grid Dynamics’ business, financial condition and results of operations; (iv) the impact of the COVID-19 pandemic and the Russian invasion of Ukraine has and may continue to materially adversely affect our stock price, business operations, and overall financial performance; (v) Grid Dynamics’ revenues are highly dependent on clients primarily located in the United States, and any economic downturn in the United States or in other parts of the world, including Europe or disruptions in the credit markets may have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations; (vi) Grid Dynamics faces intense and increasing competition; (vii) Grid Dynamics’ failure to successfully attract, hire, develop, motivate and retain highly skilled personnel could materially adversely affect Grid Dynamics’ business, financial condition and results of operations; (viii) failure to adapt to rapidly changing technologies, methodologies and evolving industry standards may have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations; (ix) failure to successfully deliver contracted services or causing disruptions to clients’ businesses may have a material adverse effect on Grid Dynamics’ reputation, business, financial condition and results of operations; (x) risks and costs related to acquiring and integrating other companies, including Daxx and Tacit; and (xi) other risks and uncertainties indicated in Grid Dynamics filings with the SEC.

Grid Dynamics cautions that the foregoing list of factors is not exclusive. Grid Dynamics cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Grid Dynamics does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Further information about factors that could materially affect Grid Dynamics, including its results of operations and financial condition, is set forth under the “Risk Factors” section of the Company’s annual report on Form 10-K filed March 3, 2022 and in other periodic filings Grid Dynamics makes with the SEC.

Media Contact:

Nancy MacGregor

Trier and Company for Grid Dynamics

nancy@triercompany.com | +1.415.309.5185